Supplement to the
Fidelity® Variable Insurance Products
Growth Portfolio Initial Class, Service Class and Service Class 2
April 30, 2022
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Growth Portfolio as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

VGRO-SUM-22-01 1.9907572.100	November 29, 2022

Supplement to the
Fidelity® Variable Insurance Products
Growth Portfolio Investor Class
April 30, 2022
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Growth Portfolio as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.

Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s website (www.sec.gov).

VIPGRWT-INV-SUM-22-01 1.9907573.100	November 29, 2022